Delivering Value and Driving Growth through Technology Leadership

Investor Presentation

June 2014

mocon®

Forward-Looking Statement

This presentation and remarks made today in response to questions asked or otherwise may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted. Important factors that could cause actual results to differ include, but are not limited to: our ability to successfully integrate Dansensor; increases in the cost of raw materials or supplies; unexpected setbacks in product development programs; and other factors set forth in the Company's filings with the Securities and Exchange Commission. The Company is under no obligation to update any of the forward-looking statements discussed today.

mocon

Who is MOCON?

A leading manufacturer of laboratory and field instrumentation for improving consumer product safety, ensuring the integrity of packaged goods, and providing quality assurance in R&D and in manufacturing processes.

Three Business Segments

- **Permeation Group**
  Global leader in Industrial, Food/beverage, Medical device/health care/ pharma laboratory instrumentation
- **Package Testing Group**
  Global leader in Modified Atmosphere Packaging instrumentation
- **Industrial Analyzers Group**
  Strong player with growth prospects in multiple industrial markets


Revenue Mix Today
19%
37%
44%
Permeation Group
Package Testing Group
Industrial Analyzers Group

- Operations in U.S., Europe & Asia
- 60% of sales outside North America
- 250 employees worldwide

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Investment Highlights

- **Award-winning technologies**
  - Nearly 95 patents in force; 60 more pending
  - Extremely accurate and robust analytical measurement systems
  - Priority on lengthening our lead with more R&D
  - Blue-chip customer base across multiple sectors

- **Focus on shareholder return**
  - Financial strength to invest in growth and to support dividends
  - Consistent history of top-line expansion
  - 100+ consecutive quarters of profits & dividends
  - Historically high-margin product mix
  - Striving for double-digit annual growth
  - 10th fastest-growing public company in Minnesota from 2011-2013 (Minneapolis/St. Paul Business Journal)



Dividends
Cents per Share
34
36
38
40
42
44
2008
2009
2010
2011
2012
2013

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Investment Highlights

- **Highly compelling, global catalysts driving growth**
  - Consumer safety & product quality regulatory requirements – for improved food/beverage & medical/pharma safety
  - Intensified oil & gas exploration worldwide; fracking boom
  - Growing environmental initiatives for cleaner water and air; "Green movement"

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Excellent History of Growth and Profitability



Sales
$ in Millions
60
50
40
30
20
10
0
21% CAGR
26.6
31.5
37.4
49.9
57.1
2009
2010
2011
2012
2013



Net Income
$ in Millions
6
5
4
3
2
1
0
2.9
4.5
5.5
2.0*
3.5
2009
2010
2011
2012
2013

*2012 Net Income reflects impact of one-time acquisition costs

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Multiple, Diversified Markets Served

In the laboratory

- Packaging of Perishable Foods & Beverages
- Pharma, Health Care & Medical Device Packaging
- Food & Beverage Safety
- Electronics, Solar Cells, Flat Panel Displays

In the field

- Oil & Gas Exploration
- Process & Specialty Gases
- Indoor Air Quality
- Outdoor Air Quality
- Worker Safety









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Blue Chip Customers Across Several Sectors

40+% of Workforce Outside North America


mocon
Baseline
a mocon company
Dansensor
a mocon company
Manufacturing
Sales & Service
Laboratory
Headquarters
China Office

Our Three Business Segments

1.) Industrial Analyzers Group (19% of revenue)



- Very large markets, with significant growth potential
  - Oil and gas exploration, testing at the well-head
  - Process gas analysis and monitoring
  - Environmental toxic substance detection in air and water
  - Rapid microbial detection in food, pharma, and bio-processing
- MOCON has several "best of class" technologies in this space



PID-TECH
PID-TECH
PID-TECH



VOC-TRAQ

Industrial Analyzers – Strong Growth Potential

* For example, our PetroAlert® Technology provides surface mud logging for oil & gas exploration at the well-head

- Used in "developmental wells" to identify and quantify hydrocarbons in the upcoming drilling mud.
- Our instruments are state-of-the-art, with high sensitivity, rapid speed of reading, ease-of-use with color touch screens, and more hydrocarbon selectivity than our competitors
- Customers are the oil & gas service companies, such as:
  - Halliburton
  - Schlumberger
  - Weatherford
  - Oil Serve



Industrial Analyzers – Strong Growth Potential

PetroAlert® Technology

- Market demand is very strong
  - "The industry needs to drill massive numbers of development wells to meet future global oil and gas requirements." *
  - "In 2014, a total of 83,000 development wells will be required, of which 80,000 will be onshore and 3,000 offshore." *
  - There are 3,598 drilling rigs in operation now worldwide. **
  - We expect the market for our products to grow by about 20% per year.
- Competition
  - Agilent, with older technology
  - One additional small company in the US


PetroAlert
Baseline


Baseline


155.7
Baseline
Series 9000

* Source: Douglas-Westwood Energy Research Group
** Source: wtrg.com/rotaryrigs



Rig control room, from Halliburton's web site, showing MOCON analyzers

Industrial Analyzers – Excellent Growth Potential

* Another example, our BevAlert® Technology for carbonated beverages

- On-line carbon dioxide purity analyzer
- Protects carbonated beverage manufacturers from recalls due to possible CO_2 contamination
- Critical protection for beverage makers in emerging markets that lack high-quality CO_2 sources
- One major competitor located in Europe
- Market estimate is 1,500 bottling plants worldwide, or $150M total market potential


BevAlert
ANALYTICAL SYSTEM



Our Three Business Segments

2.) Permeation Group (37% of revenue)

- Measuring permeability of moisture, oxygen & other gases that compromise shelf life of foods, beverages, pharmaceuticals, other consumer products
- MOCON is the Global Market Leader, and "gold standard"
- MOCON's original business, a mature market, with high single-digit annual growth rates
- Two small competitors




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Our Three Business Segments

Permeation Group (cont.)

- Main market driver – approximately 10,000 new packaged consumer products launched worldwide each year, most subject to gas-permeation effects
- Excellent margins, requires ongoing R&D investment to maintain leadership




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Latest new "flagship" platform product, introduced in 2014.

OX-TRAN® Model 2/22 H

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Our Three Business Segments

3.) Package Testing Group (44% of revenue)



- Measuring package performance, shelf life, package integrity, cost reduction, sustainability & product safety
- Global Market Leader in Modified Atmosphere Packaging (MAP) instrumentation – flushing packages with inert gas to extend shelf life without preservatives
- Leak detection of sealed packages
- Several small competitors




Lippke
mocon



Dansensor Acquisition – 2012

- Instant market leadership in package-integrity/leak detection space
- Proven technology: Safe, easy way to extend shelf life of perishable products without preservatives
- Three-year horizon from acquisition date to fully realize synergies









Envisioning & Achieving Our Future

Our Corporate Goals

- Reach $100 million in sales by end of 2017
- Generate 19% organic/inorganic CAGR
- Sustain average organic-growth rate of 10% - 12%

How We Will Get There

- Combination of organic growth & acquisitions
- Preserve R&D in the 6% - 8% range
- Achieve blended gross margin rate of 55% - 60%
- SG&A to 35% - 38% of revenue

Recent Progress

- Consolidation of Dansensor's U.S. operations complete
- Exploring other efficiency/consolidation opportunities across our footprint

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Q1 – 2014 vs. 2013

($ in 000s except per share data)

	2014	2013	%
Total Sales	$15,313	$ 14,447	+6%
Gross Profit	8,389	7,977	
Gross Margin	54.8%	55.2%	
SG&A	6,143	5,603	
R&D	1,125	1,119	
Operating Income	1,064	1,151	
Net Income	730	867	-16%
Diluted EPS	0.13	0.15	

Approximate three year period to fully realize synergies from Dansensor integration

EBITDA


In millions
$10
$8
$6
$4
$2
4.4
6.9
8.7
7.2*
7.2
2009
2010
2011
2012
2013

*One-time 2012 acquisition costs added back in

NON-GAAP DISCLOSURE

RECONCILIATION OF NET INCOME TO EBITDA

(In Thousands)

	2009	2010	2011	2012	2013
Net Income	$2,910	$4,518	$5,451	$2,002	$3,461
Income Tax	1,319	1,945	2,753	1,378	963
Interest Exp. (inc)	-369	-84	-118	225	299
Depr.& Amort.	578	544	616	1,950	2,433
Acquisition Costs (1)	-	-	-	1,641	-
EBITDA	4,438	6,923	8,702	7,196	7,156

(1) One time acquisition costs associated with purchase of Dansensor

Inventory write-up to FMV	$865
Legal and Accounting	776
	1,641

In Summary

- Clear technology leader in our chosen segments
- Continuing to invest in R&D to extend leadership
- Growth potential driven by multiple, compelling catalysts
- Our goals:
  - Grow top & bottom lines by double digits
  - $100 million in revenue by end of 2017
- Proven track record of growth, profits & dividends



Questions Welcomed

mocon®